SECURITIES AND EXCHANGE COMMISSION
																											Washington, D.C. 20549

																																		FORM 8-K/A

																															CURRENT REPORT

																			Pursuant to Section 13 or 15(d) of the
																							Securities Exchange Act of 1934

																						Date of Report: December 31, 2000



													AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
												-----------------------------------------------------
												(Exact name of Registrant as Specified in Its Charter)

				Delaware 																						000-32227 																		39-1965590
----------------- 												----------------- 								----------------------
(State or other 														(Commission File 									(IRS Employer
jurisdiction of 															Number) 																	Identification Number)
incorporation)


													1004 Farnam Street, Suite 400, Omaha, Nebraska 68102
													----------------------------------------------------
															(Address of Principal Executive Offices) (Zip Code)

							Registrant's telephone number, including area code: (402) 444-1630

																																						None
--------------------------------------------------------------------------------
											(Former Name or Former Address, if Change Since Last Report).




































ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

					(a) On December 31, 2000, Capital Source L.P., a Delaware limited partnership ("Cap Source I"), and Capital Source II L.P.-A, a Delaware limited partnership ("Cap Source II", and together with Cap Source I, the
"Partnerships"), merged (the "Merger") with and into America First Real Estate
Investment Partners, L.P., a Delaware limited partnership (the "Registrant" or
"AFREIP"), with the Registrant being the surviving entity. The Merger was approved by a majority in interest of the holders of the beneficial assignment certificates (the "BACs") representing assigned limited partner interests in each of the respective Partnerships.

					In connection with the Merger, the outstanding BACs of Cap Source I were converted into, at the election of the BAC holders made in connection with the solicitation of consents to the Merger, 4,386,143 Units of assigned limited partner interests in the Registrant (the "Units") and $3,155,000 in aggregate principal amount of Variable Rate Junior Notes Callable on or After the Date
of Issuance, due January 15, 2008, Series A (the "Series A Notes"). In
connection with the Merger, the BACs of Cap Source II were converted into, at the election of the BAC holders made in connection with the solicitation of consents to the Merger, 2,965,069 Units and $874,000 in aggregate principal amount of Variable Rate Junior Notes Callable on or After the Date of
Issuance, due January 15, 2008, Series B (the "Series B Notes" and together with the Series A Notes, the "Notes"). Units issued in connection with the
Merger were issued in whole numbers only. For each investor entitled to a fractional unit, the Registrant will make a cash payment to that investor equal to $10 multiplied by the fraction. The Notes were issued in incremental denominations of $1,000. Notes issued in connection with the Merger were issued in whole numbers only. For each investor entitled to a fractional Note, the Registrant will make a cash payment to that investor equal to $1,000 multiplied by the fraction.

					In connection with the Merger, and in accordance with the Stipulation of
Settlement (the "Settlement") dated April 24, 2000, which was approved by the
Delaware Court of Chancery on December 19, 2000, the Registrant will make a distribution of approximately $0.75 per Unit on January 16, 2001, to holders of record as of December 31, 2000. The Registrant will also make a distribution of approximately $75.01 per Note on January 16, 2001, to Note holders of record as of December 31, 2000. This distribution to Note holders will constitute a prepayment of principal on the Notes, and will reduce the principal amount outstanding on the Notes accordingly. The Registrant will also make a second cash distribution of approximately $0.62 per Unit, and approximately $62.13 per Note, on or about April 30, 2001, to holders of record on or about March 31, 2001. In accordance with the Settlement, the
Registrant will also attempt to purchase $3,500,000 in Units on the open market at various times during 2001. In the event that less than $3,500,000 in
Units are purchased by the Registrant during 2001, the difference will be distributed in cash to Unit holders and Note holders after the close of the fiscal year.

					As of January 1, 2001, the Registrant had 7,351,212 Units issued and outstanding. The Units will be listed on the NASDAQ National Market under the symbol "AFREZ," subject to official notice of issuance. The Registrant anticipates that trading in the Units on NASDAQ will begin on January 22, 2001.

					As a result of the Merger, the Registrant became the indirect owner, subject to liabilities, of ten apartment complexes (the "Apartment Complexes")
located throughout the United States. Nine of the Apartment Complexes are
owned by nine different limited partnerships (the "Operating Partnerships").
The Registrant owns 98.99% of the equity interests in each of these nine
Operating Partnerships. The remaining Apartment Complex is owned by an
Operating Partnership in which the Registrant owns 99.99% of the equity interests. In addition, the Registrant also became the owner of (a) six mortgage-backed securities guaranteed as to principal and interest by GNMA, and collateralized by first mortgage loans on six of the Apartment Complexes insured as to principal and interest by FHA, and (b) three first mortgage loans on three Apartment Complexes insured as to principal and interest by FHA.

					The exchange values, which were intended to fairly represent the value of the assets of the Partnerships, used to determine the allocation of Units and
Notes among the Partnerships were based on (a) the principal amount of GNMA certificates and the FHA loans as shown in the Partnerships' audited financial statements for the period ended December 31, 1998, (b) the value of the
Partnerships' limited partner interests in the Operating Partnerships, and (c)
the market value of the Partnerships' remaining net assets as shown in the
Partnerships' audited financial statements for the period ended December 31,
1998. The fair market value of the real estate held by the Operating
Partnerships, as determined by real estate appraisals dated December 31, 1998, was the value assigned to the real estate for the purpose of determining the exchange values.

					America First Capital Source I L.L.C., the Registrant's general partner
(the "General Partner"), was a general partner of Cap Source I and is the successor by merger to Insured Mortgage Equities, Inc., the other Cap Source I general partner, and America First Capital Source II L.L.C., one of the Cap
Source II general partners. The General Partner is controlled by the same entity, America First Companies L.L.C. ("America First Companies"), that controlled the general partners of the Partnerships.

					America First Properties Management L.L.C. ("Properties Management"), an
affiliate of America First Companies, provided property management services to the Partnerships and will provide similar services to the Registrant.
Properties Management also provides property management services to America
First Apartment Investors, L.P. (NASDAQ: APROZ), which engages in similar real estate businesses as those of the Registrant. The general partner of APROZ is controlled by America First Companies, the same entity that controls the
General Partner. The services provided by Properties Management are necessary for the effective management and operation of the Apartment Complexes. Neither
America First Companies nor the general partners of the Partnerships were issued any Unit or Notes in connection with the Merger. The General Partner will own a 1% general partner interest in the Registrant.

					(b) The Apartment Complexes were operated by the Partnerships as multifamily residential property. The Registrant intends to continue to operate the Apartment Complexes as multifamily residences. The Registrant will periodically re-evaluate the performance of each Apartment Complex and make changes where the Registrant deems appropriate. The Registrant does not currently have any binding commitments for the sale of any of the Apartment
Complexes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

					(a) Financial Statements of Businesses Acquired.

									The following financial statements are attached hereto as an exhibit.

									1) Cap Source I

												Independent Auditors' Report.

												Balance Sheets of Cap Source I as of December 31, 2000,
												(immediately prior to the Merger) and December 31, 1999.

												Statements of Income and Comprehensive Income of Cap Source I for
												the years ended December 31, 2000, December 31, 1999, and
												December 31, 1998.

												Statements of Partners' Capital (Deficit) of Cap Source I for the
												years ended December 31, 2000, (immediately prior to the Merger)
												December 31, 1999, and December 31, 1998.

												Statements of Cash Flows of Cap Source I for the years ended
												December 31, 2000, December 31, 1999, and December 31, 1998.

									2) Cap Source II

												Independent Auditors' Report.

												Balance Sheets of Cap Source II as of December 31, 2000,
												(immediately prior to the Merger) and December 31, 1999.

												Statements of Income and Comprehensive Income of Cap Source II for
												the years ended December 31, 2000, December 31, 1999, and
												December 31, 1998.

												Statements of Partners' Capital (Deficit) of Cap Source II for the
												years ended December 31, 2000, (immediately prior to the Merger)
											 December 31, 1999, and December 31, 1998.

												Statements of Cash Flows of Cap Source II for the years ended
												December 31, 2000, December 31, 1999, and December 31, 1998.

					(b) Pro Forma Financial Information.

									Pro forma financial statements of the Registrant	are attached hereto
								 as an exhibit.

					(c) Exhibits.

									Exhibit 2.1 										Agreement and Plan of Merger Among
																															America First Real Estate Investment
																															Partners, L.P., Capital Source L.P. and
																															Capital Source II L.P.-A

									Exhibit 3.1 										Amended and Restated Agreement of
																															Limited Partnership of America First Real
																															Estate Investment Partners, L.P.

									Exhibit 4.1 										Indenture, dated as of December 31, 2000,
																															between America First Real Estate
																															Investment Partners, L.P. and U.S. Bank
																															Trust National Association.

									Exhibit 99.01									Audited Financial Statements of Cap Source I

									Exhibit 99.02									Audited Financial Statements of Cap Source II

									Exhibit 99.03									Pro Forma Financial Information

																																	SIGNATURES

					Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

																																							AMERICA FIRST REAL ESTATE
																																							INVESTMENT PARTNERS, L.P.

																																							By: AMERICA FIRST CAPITAL SOURCE I
																																											L.L.C., general partner

Date: March 15, 2001 																						By:/s/ Michael B. Yanney
																																											------------------------------
																																											Michael B. Yanney,
																																											President

																																EXHIBIT INDEX


Exhibit No. 								Description
----------- 								-----------
Exhibit 2.1 								Agreement and Plan of Merger Among America First Real
																				Estate Investment Partners, L.P., Capital Source L.P. and
																				Capital Source II L.P.-A *

Exhibit 3.1 								Amended and Restated Agreement of Limited Partnership of
																				America First Real Estate Investment Partners, L.P. *

Exhibit 4.1 								Indenture, dated as of December 31, 2000, between America
																				First Real Estate Investment Partners, L.P. and U.S. Bank
																				Trust National Association. *

Exhibit 99.01							Audited Financial Statements of Cap Source I

Exhibit 99.02							Audited Financial Statements of Cap Source II

Exhibit 99.03							Pro Forma Financial Information





																				*Previously filed

																																Exhibit 99.01

																Audited Financial Statements of Cap Source I

INDEPENDENT AUDITORS' REPORT

To the Partners
Capital Source L.P.:

We have audited the accompanying balance sheets of Capital Source L.P. as of December 31, 2000 (immediately prior to the Merger) and 1999, and the related statements of income and comprehensive income, partners' capital (deficit) and cash flows for the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Source L.P. as of December 31, 2000 (immediately prior to the Merger) and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, on December 31, 2000, the Partnership and Capital Source II L.P.-A merged with and into America First Real Estate Investment Partners, L.P.


Omaha, Nebraska
February 16, 2001																																		/s/KPMG LLP

CAPITAL SOURCE L.P.
BALANCE SHEETS

                                                                                             Dec. 31, 2000       Dec. 31, 1999
																																																																																										(immediately prior
																																																																																												 to the	Merger)
                                                                                            ---------------     ---------------
Assets
 Cash and temporary cash investments, at cost which
  approximates market value                                                                 	$ 	 8,244,212 					$				8,658,997
 Investment in FHA Loans (Note 6)                                                             		12,243,244										12,340,447
 Investment in GNMA Certificates (Note 6)                                                     		22,813,434										23,105,420
 Investment in Operating Partnerships (Note 7)                                                 	   			-																	  -
 Interest receivable                                                                            		 306,353													304,743
 Other assets                                                                                  	  	950,085													457,866
                                                                                            ---------------     ---------------
                                                                                           	 $ 	44,557,328						$			44,867,473
                                                                                            ===============     ===============
Liabilities and Partners' Capital (Deficit)
	Liabilities
		Accounts payable (Note 8)	                                                               	 $  		 360,803    		$      420,860
		Distribution payable (Note 5)		                                                              			 860,597	            860,597
                                                                                            ---------------     ---------------
                                                                                           	 				1,221,400											1,281,457
                                                                                            ---------------     ---------------
 Partners' Capital (Deficit)
	 General Partner	                                                                            			 (182,300)											(179,799)
 	Beneficial Assignment Certificate Holders
			($12.90 per BAC in 2000 and $12.97 in 1999)	                                         	    			43,518,228									 43,765,815
                                                                                            ---------------     ---------------
                                                                                          						43,335,928										43,586,016
                                                                                            ---------------     ---------------
                                                                                      				  $ 		44,557,328 					$			44,867,473
                                                                                            ===============     ===============

The accompanying notes are an integral part of the financial statements.

CAPITAL SOURCE L.P.
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                                      			                      For the             For the             For the
                                               			                          Year Ended          Year Ended          Year Ended
                                               				                      Dec. 31, 2000       Dec. 31, 1999	      Dec. 31, 1998
                                                                      (immediately prior
																																																																								 to the	Merger)
                                                                        ---------------     ---------------     ---------------
Income
	Mortgage-backed securities income (Note 6)                      						 $					3,182,513					$				3,215,472						$				3,262,922
	Interest income on temporary cash investments																																		497,847												431,111													530,396
 Equity in earnings (losses) of Operating Partnerships (Note 7)             				170,146											(325,245)											(186,942)
 Other income                                                                   			-																	2,000															6,300
     	                                                                  ---------------     ---------------     ---------------
                                                                            		3,850,506										3,323,338											3,612,676
Expenses
	Operating and administrative expenses (Note 8)                             				662,282												629,037											1,710,173
                                                                        ---------------     ---------------     ---------------
Net income	                                                             	    	3,188,224										2,694,301											1,902,503
Other comprehensive income:
 Unrealized gains on securities
	  Unrealized holding gains (losses) arising during the year																						4,076												(22,392)												(4,699)
                                                                        ---------------     ---------------     ---------------
Net comprehensive income																																																$					3,192,300					$				2,671,909						$			1,897,804
                                                                        ===============     ===============     ===============
Net income allocated to:
	General Partner	                                                       $								31,882					$							26,943						$      	19,025
	BAC Holders		                                                              		3,156,342										2,667,358											1,883,478
                                                                        ---------------     ---------------     ---------------
			                                                                     $					3,188,224					$				2,694,301						$   	1,902,503
                                                                        ===============     ===============     ===============
Net income, basic and diluted, per BAC	                                 $											.94					$										.79						$          .56
                                                                        ===============     ===============     ===============
Weighted average number of BACs outstanding	                                		3,374,222										3,374,222           3,374,222
                                                                        ===============     ===============     ===============

The accompanying notes are an integral part of the financial statements.

CAPITAL SOURCE L.P.
STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)
FROM DECEMBER 31, 1997 TO DECEMBER 31, 2000




                                                           General            	 BAC
                                                          Partners            Holders	           		Total
                                                    ---------------     ---------------     ---------------
Partners' Capital (Deficit) (excluding accumulated
 other comprehensive income)
  Balance at December 31, 1997						               	$     (157,083)     $   46,014,546      $   45,857,463
  Net income                                                19,025           1,883,478           1,902,503
  Cash distributions paid or accrued (Note 5)              (34,425)         (3,407,963)         (3,442,388)
                                                    ---------------     ---------------     ---------------
  Balance at December 31, 1998                     	      (172,483)         44,490,061          44,317,578
  Net income                                                26,943           2,667,358											2,694,301
  Cash distributions paid or accrued (Note 5)              (34,424)         (3,407,964) 								(3,442,388)
                                                    ---------------     ---------------     ---------------
 	Balance at December 31, 1999                     	      (179,964)         43,749,455          43,569,491
 	Net income                                                31,882           3,156,342											3,188,224
  Cash distributions paid or accrued (Note 5)              (34,424)         (3,407,964) 								(3,442,388)
		                                                  ---------------     ---------------     ---------------
																														                     	      (182,506)         43,497,833          43,315,327
                                                    ---------------     ---------------     ---------------
Accumulated Other Comprehensive Income
 Balance at December 31, 1997                                  436              43,180              43,616
  Other comprehensive income																																			(47)													(4,652)													(4,699)
                                                    ---------------     ---------------     ---------------
	Balance at December 31, 1998																																		389														38,528														38,917
		Other comprehensive income																																		(224)												(22,168)												(22,392)
                                                    ---------------     ---------------     ---------------
	Balance at December 31, 1999																																		165														16,360														16,525
		Other comprehensive income																																		  41												 	 4,035													  4,076
                                                    ---------------     ---------------     ---------------
																																																															206														20,395														20,601
                                                    ---------------     ---------------     ---------------
Balance at December 31, 2000, immediately           $     (182,300)     $   43,518,228      $  	43,335,928
  prior to the Merger							                        ===============     ===============     ===============

The accompanying notes are an integral part of the financial statements.

CAPITAL SOURCE L.P.
STATEMENTS OF CASH FLOWS

                                                                               For the             For the             For the
                                                                            Year Ended          Year Ended	         Year Ended
                                                                         Dec. 31, 2000       Dec. 31, 1999	      Dec. 31, 1998
                                                                      (immediately prior
                                                                         to the Merger)
                                                                        ---------------     ---------------     ---------------
Cash flows from operating activities
 Net income			                                                          $				3,188,224						$				2,694,301						$  		1,902,503
  Adjustments to reconcile net income to
    net cash provided by operating activities
   Equity in (earnings) losses of Operating Partnerships	                    	(170,146)												325,245													186,942
   Amortization of discount on mortgage-backed securities				                  	(1,738)													(2,216)													(2,287)
   (Increase) decrease in interest receivable                                  	(1,610)														1,916														14,826
   (Increase) decrease in other assets 		                                    		(55,916)												207,037													(77,354)
   (Decrease) increase in accounts payable                                     (60,057)												(69,225)												285,943
                                                                        ---------------     ---------------     ---------------
   Net cash provided by operating activities                             				2,898,757											3,157,058											2,310,573
                                                                        ---------------     ---------------     ---------------
Cash flows from investing activities
 FHA Loan and GNMA principal payments received                              			395,003													417,853											2,635,396
 Distributions received from Operating Partnerships																												170,146														59,755																-
	Acquisition of GNMA Certificate										                                	 						-																			-													(2,422,519)
	Investments in Operating Partnerships   													                      	 				-															(385,000)											(186,942)
 Deferred transaction costs paid																																														(436,303)											(452,975)															-
                                                                         ---------------     ---------------     ---------------
  Net cash provided by (used in) investing activities                   							128,846												(360,367)													25,935
                                                                        ---------------     ---------------     ---------------
Cash flow from financing activity
 Distributions paid				                                                   	 	(3,442,388)								(3,442,388)									(3,442,378)
                                                                        ---------------     ---------------     ---------------
Net decrease in cash and temporary cash investments	 											           				(414,785)										(645,697)									(1,105,870)
Cash and temporary cash investments at beginning of year  				            				8,658,997										9,304,694										10,410,564
                                                                        ---------------     ---------------     ---------------
Cash and temporary cash investments at end of year  			                 $					8,244,212					$				8,658,997						$  	 9,304,694
                                                                        ===============     ===============     ===============

The accompanying notes are an integral part of the financial statements.

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.	Organization

Capital Source L.P. (the Partnership) was formed on August 22, 1985, under the Delaware Revised Uniform Limited Partnership Act. The General Partners of the Partnership are Insured Mortgage Equities Inc. and America First Capital Source I, L.L.C. (the General Partners).

The Partnership was formed to invest principally in federally-insured mortgages on multifamily housing properties and limited partnership interests in the Operating Partnerships which construct and operate these properties. Each federally insured loan is guaranteed in amounts equal to the face amount of the mortgage, by the Federal Housing Administration (FHA) or the Government National Mortgage Association (GNMA). Hereinafter, the Partnership's investments in such mortgages are referred to as investments in mortgage-backed securities. The Operating Partnerships are geographically located as follows: (i) two in North Carolina; and, (ii) one each in Ohio, Florida, Michigan, Virginia and Illinois.

CS Properties I, Inc., which is owned by the General Partners, serves as the Special Limited Partner for the Operating Partnerships. The Special Limited Partner has the power, among other things, to remove the general partners of the Operating Partnerships under certain circumstances and to consent to the sale of the Operating Partnerships' assets. CS Properties I, Inc. also serves as the general partner of Misty Springs Apartments, Waterman's Crossing and Fox Hollow Apartments and as a co-general partner of The Ponds at Georgetown.

On December 31, 2000, the Partnership and Capital Source II L.P.-A, a similar partnership with general partners that are controlled by the same entity that controls the Partnership's general partners, merged with and into America First Real Estate Investment Partners, L.P.. See Note 2 "Merger Transaction".

2. Merger Transaction

On December 31, 2000, Capital Source L.P. ("Cap Source I") and Capital Source
II L.P.-A, ("Cap Source II", and together with Cap Source I, the
"Partnerships"), merged (the "Merger") with and into America First Real Estate
Investment Partners, L.P., a Delaware limited partnership (the "Company"), with the Company being the surviving entity.  The Merger was approved by a majority in interest of the holders of the beneficial assignment certificates
(the "BACs") representing assigned limited partner interests in each of the
respective Partnerships. 	In connection with the Merger, the outstanding BACs
of Cap Source I were converted into, at the election of the BAC holders made in connection with the solicitation of consents to the Merger, 4,386,143 Units of assigned limited partner interests in the Company (the "Units") and
$3,155,000 in aggregate principal amount of Variable Rate Junior Notes
Callable on or After the Date of Issuance, due January 15, 2008, Series A (the
"Series A Notes").  In connection with the Merger, the BACs of Cap Source II were converted into, at the election of the BAC holders made in connection with the solicitation of consents to the Merger, 2,965,069 Units and $874,000 in aggregate principal amount of Variable Rate Junior Notes Callable on or
After the Date of Issuance, due January 15, 2008, Series B (the "Series B
Notes" and together with the Series A Notes, the "Notes").  Units issued in connection with the Merger were issued in whole numbers only.  For each investor entitled to a fractional unit, the Company made a cash payment to that investor on or around January 16, 2001, equal to $10 multiplied by the fraction.  The Notes were issued in incremental denominations of $1,000.
Notes issued in connection with the Merger were issued in whole numbers only.
For each investor entitled to a fractional Note, the Company made a cash payment to that investor on or around January 16, 2001, equal to $1,000 multiplied by the fraction.

For financial accounting purposes Cap Source I was deemed to be the acquirer of Cap Source II under the purchase method of accounting because its investors were allocated the largest number of units. Accordingly, the transaction will result, for financial accounting purposes, in the effective purchase by Cap Source I of all of the BACs of Cap Source II. As the surviving entity for financial accounting purposes, the assets and liabilities of Cap Source I will be recorded by the Company at their historical cost and the assets and liabilities of Cap Source II will be recorded at their estimated fair values.

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

In connection with the Merger, and in accordance with the Stipulation of Settlement (the "Settlement") dated April 24, 2000, which was approved by the Delaware Court of Chancery on December 19, 2000, the Company made a distribution of approximately $0.75 per Unit on or about January 16, 2001, to holders of record as of December 31, 2000. The Company also made a distribution of approximately $75.01 per Note on or about January 16, 2001, to
Note holders of record as of December 31, 2000.   This distribution to Note
holders constituted a prepayment of principal on the Notes, and reduced the principal amount outstanding on the Notes accordingly. The Company will also make a second cash distribution of approximately $0.62 per Unit, and approximately $62.13 per Note, on or about April 30, 2001, to holders of record on or about March 31, 2001. In accordance with the Settlement, the Company will also attempt to purchase $3,500,000 in Units on the open market at various times during 2001. In the event that less than $3,500,000 in Units are purchased by the Company during 2001, the difference will be distributed in cash to Unit holders after the close of the fiscal year.

As of January 1, 2001, the Company had 7,351,212 Units issued and outstanding. The Units are listed on the NASDAQ National Market under the symbol "AFREZ" and began trading on January 22, 2001.

As a result of the Merger, the Company became the indirect owner, subject to liabilities, of ten apartment complexes (the "Apartment Complexes") located throughout the United States. Nine of the Apartment Complexes are owned by nine different limited partnerships (the "Operating Partnerships"). The Company owns 98.99% of the equity interests in each of these nine Operating Partnerships. The remaining Apartment Complex is owned by an Operating Partnership in which the Company owns 99.99% of the equity interest. In addition, the Company also became the owner of (a) six mortgage-backed securities guaranteed as to principal and interest by GNMA, and collateralized by first mortgage loans on six of the Apartment Complexes insured as to principal and interest by FHA, and (b) three first mortgage loans on three Apartment Complexes insured as to principal and interest by FHA.

The exchange values, which were intended to fairly represent the value of the assets of the Partnerships, used to determine the allocation of Units and Notes among the Partnerships were based on (a) the principal amount of GNMA certificates and the FHA loans as shown in the Partnerships' audited financial statements for the period ended December 31, 1998, (b) the value of the Partnerships' limited partner interests in the Operating Partnerships, and (c) the market value of the Partnerships' remaining net assets as shown in the Partnerships' audited financial statements for the period ended December 31, 1998. The fair market value of the real estate held by the Operating Partnerships, as determined by real estate appraisals dated December 31, 1998, was the value assigned to the real estate for the purpose of determining the exchange values.

America First Capital Source I L.L.C., the Company's general partner (the "General Partner"), was a general partner of Cap Source I and is the successor by merger to Insured Mortgage Equities, Inc., the other Cap Source I general partner, and America First Capital Source II L.L.C., one of the Cap Source II general partners. The General Partner is controlled by the same entity, America First Companies L.L.C. ("America First Companies"), that controlled the general partners of the Partnerships.

Neither America First Companies nor the general partners of the Partnerships were issued any Units or Notes in connection with the Merger. The General Partner will own a 1% general partner interest in the Company.

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

3.	Summary of Significant Accounting Policies

 A) Financial Statement Presentation
    The financial statements of the Partnership are prepared on the accrual basis of accounting in accordance with generally accepted accounting principles.

				The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

	B)	Investment in Mortgage-Backed Securities
    Investment securities are classified as held-to-maturity,
    available-for-sale, or trading.  Investments classified as held-to-maturity are carried at amortized cost.  Investments classified as available-for-sale are reported at fair value, as determined by reference
				to published sources.  Any unrealized gains or losses are excluded from
				earnings and reflected in other comprehensive income.		Subsequent increases
			 and decreases in the net unrealized gain/loss on the available-for-sale
			 securities are reflected as adjustments to the carrying value of the
				portfolio and in other comprehensive income.  The Partnership does not have
			 investment securities classified as trading.

	C)	Investment in Operating Partnerships
    The investment in Operating Partnerships consists of interests in limited partnerships which own properties underlying the mortgage-backed securities and are accounted for using the equity method.  The investments
				by the Partnership in the Operating Partnerships were recorded at the cost
				to acquire such interests.  Subsequently, losses were recorded by the
				Partnership as they were realized by the Operating Partnerships.  The
				Partnership suspended recognizing losses in the Operating Partnerships
				when its entire initial investment had been consumed by such losses.
				Subsequently, losses have been recognized only to the extent of additional
				contributions, net of distributions received, to the Operating Partnerships
			 by the Partnership.  The	Operating Partnerships are not insured or
				guaranteed.  The value of these investments is a function of the value of
			 the real estate underlying the Operating Partnerships.  With regard to the
			 Operating Partnerships, the Partnership is not the general partner and it
				has no legal obligation to provide additional cash support, nor has it
			 indicated any commitment to provide this support; accordingly, it has
				not reduced its investment in these Operating Partnerships below zero.

 D) Income Taxes
    No provision has been made for income taxes since BAC Holders are required to report their share of the Partnership's income for federal and state income tax purposes.  The book basis of the Partnerships' assets and liabilities immediately prior to the Merger exceeded the tax basis by
				$12,255,372 and $10,629,471 at December 31, 2000, and December 31, 1999,
			 respectively.

 E)	Temporary Cash Investments
    Temporary cash investments are short-term debt securities with an original maturity of three months or less when purchased.

 F) Net Income per Beneficial Assignment Certificate (BAC)
    Net income per BAC is based on the number of BACs outstanding (3,374,222) during each year presented.

 G) New Accounting Pronouncement
				In June, 1998, the Financial Accounting Standards Board issued Statement
				of Financial Accounting Standards No. 133, "Accounting for Derivative
				Instruments and Hedging Activities" (SFAS 133).  This statement provides
				new accounting and reporting standards for use of derivative instruments.
				Adoption of this statement, as amended, is required by the Partnership
				effective January 1, 2001.  Management believes that the impact of such

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

		 	adoption will not be material to the financial statements as management
				believes there are no qualifying instruments under this statement.


4.	Partnership Reserve Account

The Partnership maintains a reserve account which consisted of the following at December 31, 2000:

Cash and temporary cash investments				                               $    8,369,461
GNMA Certificates                                                          		532,065
                                                                      ---------------
                              					                                   $   	8,901,526
                                                                      ===============

The reserve account was established to maintain working capital for the Partnership and is available for distribution to BAC Holders and for any contingencies related to mortgage-backed securities and the operation of the Partnership. See Note 6 regarding the investment in GNMA Certificates.

5.  Partnership Income, Expenses and Cash Distributions

Profits and losses from continuing operations and cash available for distribution will be allocated 99% to the investors and 1% to the General Partners. Certain fees payable to the General Partners will not become due until investors have received certain priority returns. Cash distributions included in the financial statements represent the actual cash distributions made during each year and the change in cash distributions accrued at the end of each year.

The General Partners will also receive 1% of the net proceeds from any sale of Partnership assets. The General Partners will receive a termination fee equal to 3% of all sales proceeds less actual costs incurred in connection with all sales transactions, payable only after the investors have received a return of their capital contributions and a 13% annual return on a cumulative basis. The General Partners will also receive a fee equal to 9.1% of all cash available for distribution and sales proceeds (after deducting from cash available or sales proceeds any termination fee paid therefrom) after investors have received a return of their capital contributions and a 13% annual return on a cumulative basis.

6.	Investment in Mortgage-Backed Securities

The mortgage-backed securities held by the Partnership represent Government National Mortgage Association (GNMA) Certificates and Federal Housing Administration (FHA) Loans. The GNMA Certificates are backed by first mortgage loans on multifamily housing properties and pools of single-family properties. The GNMA Certificates are debt securities issued by a private mortgage lender and are guaranteed by GNMA as to the full and timely payment of principal and interest on the underlying loans. The FHA Loans are guaranteed as to the full and timely payment of principal and interest on the underlying loans.

At December 31, 2000, the total amortized cost, gross unrealized holding gains, and aggregate fair value of available-for-sale securities were $511,464, $20,601 and $532,065, respectively. The total amortized cost, gross unrealized holding gains and aggregate fair value of held-to-maturity securities were $34,524,613, $18,965 and $34,543,578, respectively.

At December 31, 1999, the total amortized cost, gross unrealized holding gains, and aggregate fair value of available-for-sale securities were $653,743, $16,525 and $670,268, respectively. The total amortized cost, gross unrealized holding gains and aggregate fair value of held-to-maturity securities were $34,775,599, $19,130 and $34,794,729, respectively.

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Descriptions of the Partnership's mortgage-backed securities held at December 31, 2000 are as follows:

                                                                                                                        Income
                                      					          	    Number 	    Interest					  Maturity   				   Carrying         Earned
Type of Security and Name        			  Location       			of Units   	      Rate 		   					Date    	 	 	 		Amount        in 2000
---------------------------------			-----------------   --------   ----------- 	 ------------   ---------------    -----------
Held-to-Maturity
GNMA Certificates:
 Misty Springs Apartments	          Daytona Beach, FL       128       8.75%	       06-15-2029   $ 		 4,188,782     $   367,751
 The Ponds at Georgetown	           Ann Arbor, MI           134       7.50%				    12-15-2029        2,379,721									180,792
 Waterman's Crossing	               Newport News, VA        260      10.00%	       09-15-2028       10,749,804							1,078,026
 Water's Edge Apartments	           Lake Villa, IL          108       8.75%	       12-15-2028        4,963,062									435,801
																																																																																																---------------   ------------
																																																																																																				22,281,369							2,062,370
FHA Loans:
 Bluff Ridge Apartments	            Jacksonville, NC        108       8.72%	       11-15-2028	     		3,435,119									300,647
 Highland Park Apartments	          Columbus, OH            252       8.75%	       11-01-2028      		8,808,125									773,563
                                                                      								                  ---------------   ------------
                                                                    		                            		12,243,244     	 1,074,210
                                                                                                ---------------   ------------
																																																																																																				34,524,613							3,136,580
Available-for-Sale
GNMA Certificates:
 Pools of single-family mortgages	                                    7.58%(1)   2008 to 2009     	  296,055(2)     	  24,222
 Pools of single-family mortgages	                                    7.58%(1)	  2007 to 2008      	 236,010(2)     	  21,711
                                                                                                ---------------   ------------
                                                                                            									532,065											45,933
                                                                                					 								  ---------------   ------------
 Balance at December 31,2000                                                                   $		35,056,678      $ 3,182,513
                                                                                							 						  ===============   ============

  (1) Represents effective yield to the Partnership.
  (2) Reserve account asset - see Note 4.

Reconciliation of the carrying amount of the mortgage-backed securities is as follows:

                                                                               For the             For the             For the
                                                                            Year Ended          Year Ended          Year Ended
                                                                         Dec. 31, 2000       Dec. 31, 1999       Dec. 31, 1998
                                                                        ---------------     ---------------     ---------------
Balance at beginning of year                                            $				35,445,867					$		35,883,896						$  36,099,185
	Additions
		Acquisition of GNMA Certificate																																																		-																	-													2,422,519
		Amortization of discount on mortgage-backed securities                        		1,738													2,216														2,287
	Deductions
		FHA Loan and GNMA principal payments received                            				(395,003)									(417,853)								(2,635,396)
		Change in net unrealized holding gains on
   available-for-sale mortgage-backed securities                               			4,076											(22,392)												(4,699)
                                                                        ---------------     ---------------     ---------------
Balance at end of year                      					                       $				35,056,678					$		35,445,867						$  35,883,896
                                                                        ===============     ===============     ===============

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

7.	Investment in Operating Partnerships

The Partnership's Investment in Operating Partnerships consists of interests in limited partnerships which own multifamily properties financed by the GNMA Certificates and FHA Loans held by the Partnership. The limited partnership agreements provide for the payment of a base return on the equity provided to the limited partnerships and for the payment of additional amounts out of a portion of the net cash flow or net sale or refinancing proceeds of the properties, subject to various priority payments.

Descriptions of the Operating Partnerships held at December 31, 2000, are as follows:

																																																																																																																										2000

																																																																																																																			Earnings of
                                                                                                       Carrying      Operating
Name                         	Location                 Partnership Name			                               Amount   Partnerships
------------------------      ---------------------    -----------------------------------------    ------------  -------------
Bluff Ridge Apartments	       Jacksonville, NC         Bluff Ridge Associates Limited Partnership   $      -      $       -
Fox Hollow Apartments									High Point, NC											Fox Hollow Limited Partnership																						-										    -
Highland Park Apartments	     Columbus, OH             Interstate Limited Partnership                      -         		 49,500
Misty Springs Apartments	     Daytona Beach, FL        Cypress Landings II, LTD.                     	     -        	     -
The Ponds at Georgetown	      Ann Arbor, MI            Ponds at Georgetown Limited Partnership             -         			15,488
Waterman's Crossing	          Newport News, VA         Oyster Cove Limited Partnership                     -     					    -
Water's Edge Apartments	      Lake Villa, IL           Water's Edge Limited Partnership                    -           105,158
                                                                                                    ------------   ------------
Balance at December 31, 2000                                                                    				$      -       $ 		170,146
                                                                                                    ============   ============

Reconciliation of the carrying amount of the Investment in Operating Partnerships is as follows:

                                                                              For the             For the             For the
                                                                           Year Ended          Year Ended          Year Ended
                                                                        Dec. 31, 2000       Dec. 31, 1999       Dec. 31, 1998
                                                                       ---------------     ---------------     ---------------
Balance at beginning of year                  								                 $        	-   						$        		-       	$          -
	Additions
  Investment in Operating Partnerships                                      					-																	385,000													186,942
  Equity in earnings of Operating Partnerships																																170,146																	-																			-
 Deductions
		Equity in losses of Operating Partnerships                          											-																(325,245)											(186,942)
		Distributions received from Operating Partnerships                         (170,146)													(59,755)															-
                                                                       ---------------      ---------------     ---------------
Balance at end of year                   					                         $       	 -    	    $ 	  	     -        $         	-
                                                                       ===============      ===============     ===============

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Combined financial statements of the Operating Partnerships are as follows:

CAPITAL SOURCE L.P.
OPERATING PARTNERSHIPS COMBINED BALANCE SHEETS

                                                                                             Dec. 31, 2000       Dec. 31, 1999
                                                                                            ---------------     ---------------
Assets
 Investment in real estate:

		Land																				                                                              					$ 			3,107,078					$			3,098,171
		Buildings																		                                                               					38,296,226								38,090,720
		Personal property																																																																															1,673,094									1,673,094
																					                                                   																				 --------------     ---------------
																																																																																																	43,076,398								42,861,985
		Less accumulated depreciation														                                                			(14,128,127)						(13,173,956)
																																																																																													--------------    ---------------
 	Net investment in real estate                                                           		  	 	28,948,271							 29,688,029

		Cash and temporary cash investments, at cost
			which approximates market value	                                                             				836,167											556,730
		Escrow deposits and property reserves                                                      				 		740,202											664,474
		Interest and other receivables																																																																					25,593												29,929
		Deferred mortgage issuance cost, net of
			accumulated amortization																																																																							1,910,975									1,986,492
  Other assets																																																																																						511,464											518,161
																																																																																													--------------     ---------------
																																																																																													$			32,972,672					$		33,443,815
																																																																																													==============					===============

Liabilities and Partners' Capital (Deficit)
	Liabilities
		Accounts payable and accrued expenses                                                    		$  		1,082,288					$			1,003,466
		Mortgage loan payable										                                                           		 		40,587,871								40,886,773
		Interest payable																																																																																		250,301											252,081
		Due to general partners and their affiliates                                                	 		3,898,835									3,919,323
	                                                                                           	--------------     ---------------
																																																																																																	45,819,295								46,061,643
																																																																																													--------------     ---------------

 Partners' Capital (Deficit)
	 General Partners                                                                            		(12,846,623)						(12,617,828)
 	Limited Partners																																																																																					-																	-
                                                                                            	--------------     ---------------
																																																																																																(12,846,623)						(12,617,828)
																																																																																											 	--------------     ---------------
                                                                                          			$  	32,972,672					$		33,443,815
                                                                                            	==============     ===============

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

CAPITAL SOURCE L.P.
OPERATING PARTNERSHIPS COMBINED INCOME STATEMENTS
                                                                         Dec. 31, 2000        Dec. 31, 1999      	Dec. 31, 1998
                                                                        ---------------     ---------------     ---------------
Income
 Rental income																																																										$				8,177,730						$				8,075,019						$				7,739,350
	Interest income on temporary cash investments                                	 31,562														26,338														23,807
 Other income		                                                              		277,051													255,456													374,279
                                                                        ---------------     ---------------     ---------------
			                                                                     	   	8,486,343											8,356,813											8,137,436
                                                                        ---------------     ---------------     ---------------
Expenses
	Real estate operating expenses																																														3,771,711											3,618,813											3,674,740
 Depreciation expense			                                              									954,171													954,464													952,305
 Interest expense																								                                  	 3,952,450											3,976,989											4,067,738
	Amortization															                                              	 				75,517														75,186														75,201
                                                                        ---------------     ---------------    	---------------
			                                                                     	  		8,753,849											8,625,452											8,769,984
																																																																								---------------     ---------------    	---------------

Net loss																																																																$					(267,506)					$					(268,639)					$					(632,548)
	                                                                       ===============     ===============     ===============
Net loss allocated to:
 General Partners																																																							$					(437,652)					$							56,606						$					(445,606)
	Limited Partners																																																														170,146												(325,245)											(186,942)
																																																																								---------------     ---------------    	---------------
																														                                        	 $					(267,506)					$					(268,639)					$	 			(632,548)
	                                                                       ===============     ===============					===============


CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


CAPITAL SOURCE L.P.
OPERATING PARTNERSHIPS COMBINED STATEMENTS OF CASH FLOWS
																																																																															For the														For the													For the
																																																																												Year Ended											Year Ended										Year Ended
                                                                         Dec. 31, 2000        Dec. 31, 1999      	Dec. 31, 1998
                                                                        ---------------     ---------------     ---------------
Cash flows from operating activities
Net loss																																																																$				(267,506)						$					(268,639)					$				(632,548)
		Adjustments to reconcile net loss to net cash
		provided by operating activities:
			Depreciation and amortization																																												1,029,688												1,029,650											1,027,506
			Decrease (increase) in interest and other receivables                    				4,336															26,853													(40,679)
			Decrease (increase) in escrow deposits and property reserves        	   				75,728															97,054													(33,333)
			Decrease (increase) in other assets																																										6,697														(69,317)													69,817
			Increase (decrease) in accounts payable and accrued expenses																78,822													(191,004)											(109,402)
			Decrease in interest payable																																																(1,780)														(2,289)												(36,860)
			Decrease in due to general partners and their affiliates																			(20,488)													(22,144)												(72,159)
                                                                        ---------------     ---------------     ---------------
  	Net cash provided by operating activities																																		905,497														600,164													172,342
																																																																								---------------     ---------------     ---------------
Cash flows from investing activities:
			Acquisition of real estate																																																(214,413)																-															(378,315)
			Acquisition of personal property																																														-																		(9,133)												337,990
                                                                        ---------------     ---------------    	---------------
			Net cash used in investing activities 	  				                      							(214,413)														(9,133)												(40,325)
                                                                        ---------------     ---------------    	---------------
Cash flows from financing activities:
 		Principal payments on mortgage loan payable  		                           (298,902)												(214,037)											(230,869)
			Contributions received																																																						15,000															60,000													186,942
			Distributions	paid							                                              			(170,105)													(60,359)																-
			Other, net															                                              					42,360													(178,792)												(23,436)
                                                                        ---------------     ---------------    	---------------
  	Net cash used in financing activities															                  	   (411,647)												(393,188)												(67,363)
                                                                        ---------------     ---------------    	---------------
Net increase in cash and temporary cash investments    											      	    	279,437														197,843														64,654
Cash and temporary cash investments at beginning of year																						556,730														358,887													294,233
                                                                        ---------------     ---------------    	---------------
Cash and temporary cash investments at end of year																						$					836,167							$						556,730						$						358,887
																																																																								==============     	==============     	==============


8.	Transactions with Related Parties

The General Partners, certain of their affiliates and the Operating Partnerships' general partners have received or may receive fees, compensation, income, distributions and payments from the Partnership in connection with the offering and the investment, management and sale of the Partnership's assets (other than disclosed elsewhere) as follows.

The General Partners are entitled to receive an asset management and partnership administration fee equal to 0.5% of invested assets per annum, payable only during such years that an 8% return has been paid to investors on a noncumulative basis. Any unpaid amounts will accrue and be payable only after a 13% annual return to investors has been paid on a cumulative basis and the investors have received the return of their capital contributions. For the years ended December 31, 2000, 1999 and 1998, distributions to investors represented less than an 8% return; accordingly, no fees were paid or accrued during these years.

CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Substantially all of the Partnership's general and administrative expenses and certain costs capitalized by the Partnership are paid by a General Partner or an affiliate and reimbursed by the Partnership. The amount of such expenses and costs reimbursed to the General Partner was $1,513,795, $657,861, and $1,305,744, for the years ended December 31, 2000, 1999 and 1998, respectively. The reimbursements are presented on a cash basis and do not reflect accruals made at each year end which are reflected in the accompanying financial statements.

An affiliate of the General Partners has been retained to provide property management services for Waterman's Crossing, Misty Springs Apartments, Fox Hollow Apartments and The Ponds at Georgetown. The fees for services provided were $204,447, $210,137, and $196,606 for 2000, 1999 and 1998, respectively, and represented the lower of costs incurred in providing management of the property or customary fees for such services determined on a competitive basis.

9. Fair Value of Financial Instruments

The following methods and assumptions were used by the Partnership in estimating the fair value of its financial instruments:

  Cash and temporary cash investments, interest receivable, other assets,
		accounts payable, distributions payable:  Fair value approximates the
		carrying value of such assets and liabilities.

  Investment in FHA Loans and GNMA Certificates:  Fair values are based on prices obtained from an independent pricing source, adjusted for estimated
		prepayments.  Refer to the table below for carrying amounts and estimated
		fair values of such investments.

                                                        At December 31, 2000                    At December 31, 1999
                                                -----------------------------------     -----------------------------------
                                                      Carrying           Estimated            Carrying           Estimated
                                                        Amount          Fair Value              Amount          Fair Value
                                                ---------------     ---------------     ---------------     ---------------
Investment in FHA Loans                         $				12,243,244					$				12,243,244					$ 12,340,447		      $ 			12,340,447
Investment in GNMA Certificates                 $				22,281,369					$				22,300,334					$ 23,105,420		      $				23,124,550


CAPITAL SOURCE L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

10.	Summary of Unaudited Quarterly Results of Operations

                                                        First		            Second	               Third		            Fourth
From January 1, 2000, to December 31, 2000	           Quarter		           Quarter	             Quarter		           Quarter
                                          						---------------     ---------------     ---------------     ---------------
Total income					                               $    		 928,474 (1) $      	969,855 (1) $    1,030,220 (1)	 $   		921,957
Total expenses					                                  		(151,150)		       		(258,710)(2)     		(204,497)(2)    			 (47,925)(3)
														                                  ---------------     ---------------     ---------------     ---------------
Net income				                                  $      	777,324	    $      	711,145	    $      	825,723     $    	874,032
														                                  ===============     ===============     ===============     ===============
Net income, basic and diluted, per BAC		        $         		.23 	   $          	.21 	   $          	.24     $        	.26
														                                  ===============     ===============     ===============     ===============

(1) The Partnership recorded equity in earnings of Operating Partnerships of
				$15,488, $49,500 and $105,158 during the first, second and third quarters,
			 respectively.
(2) The Partnership incurred legal fees of approximately $131,000, $68,000 and
				$169,000 during the second, third and fourth quarters of 2000,
				respectively, in conjunction with the litigation related to the Settlement
				Agreement referenced in Note 2.
(3) During the fourth quarter of 2000, the Partnership recorded, as a
				reduction of expenses, approximately $257,000 in legal expenses reimbursable
				by the Partnership's insurance company.

                                                        First		            Second	               Third		            Fourth
From January 1, 1999, to December 31, 1999	           Quarter		           Quarter	             Quarter		           Quarter
                                          						---------------     ---------------     ---------------     ---------------
Total income					                               $    		 863,492 (1) $      	907,900	    $    	  971,738 (2) $     		580,208 (1)
Total expenses					                                  		(144,121)		       		(179,413)         		(117,480)	       		 (188,023)
														                                  ---------------     ---------------     ---------------     ---------------
Net income				                                  $      	719,371	    $      	728,487	    $      	854,258     $      	392,185
														                                  ===============     ===============     ===============     ===============
Net income, basic and diluted, per BAC		        $         	.21 	   $          	.21 	   $          	.26     $          	.11
														                                  ===============     ===============     ===============     ===============

(1) The Partnership recorded equity in losses of Operating Partnerships of
				$50,000 and $335,000 during the first and fourth quarters, respectively.
(2) The Partnership recorded equity in earnings of Operating Partnerships of
				$59,755.

																																Exhibit 99.02

																Audited Financial Statements of Cap Source II

Independent Auditors' Report

To the Partners
Capital Source II L.P.-A:

We have audited the accompanying balance sheets of Capital Source II L.P.-A as of December 31, 2000 (immediately prior to the Merger) and 1999, and the related statements of income and comprehensive income, partners' capital (deficit) and cash flows for the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Source II L.P.-A as of December 31, 2000 (immediately prior to the Merger) and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, on December 31, 2000, the Partnership and Capital Source L.P. merged with and into America First Real Estate Investment Partners, L.P.

Omaha, Nebraska
February 16, 2001				               					 /s/KPMG LLP

CAPITAL SOURCE II L.P.-A
Balance Sheets

                                                                                             Dec. 31, 2000       Dec. 31, 1999
																																																																																										(immediately prior
																																																																																												 to the	Merger)
                                                                                            ---------------     ---------------
Assets
 Cash and temporary cash investments, at cost which
  approximates market value                                                                 $      298,349      $      278,134
 Investment in FHA Loan (Note 5)                                                                 6,431,047           6,470,165
 Investment in GNMA Certificates (Note 5)                                                       20,225,520          20,367,475
 Investment in Operating Partnerships (Note 6)                                                     		 -           					   -
 Interest receivable                                                                               192,209             193,934
 Other assets                                                                                       40,274            	 39,064
                                                                                            ---------------     ---------------
                                                                                            $   27,187,399      $   27,348,772
                                                                                            ===============     ===============
Liabilities and Partners' Capital (Deficit)
	Liabilities
		Accounts payable (Note 7)	                                                                $      298,856      $      295,599
		Distribution payable (Note 4)		                                                                  303,871             303,871
                                                                                            ---------------     ---------------
                                                                                             		    602,727             599,470
                                                                                            ---------------     ---------------
 Partners' Capital (Deficit)
	 General Partner	                                                                                (300,611)           (298,965)
 	Beneficial Assignment Certificate Holders
			($6.70 per BAC in 2000 and $6.74 per BAC in 1999)	                                           26,885,283          27,048,267
                                                                                            ---------------     ---------------
                                                                                          		    26,584,672          26,749,302
                                                                                            ---------------     ---------------
                                                                                      				  $   27,187,399      $   27,348,772
                                                                                            ===============     ===============

The accompanying notes are an integral part of the financial statements.

CAPITAL SOURCE II L.P.-A
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                                      			                      For the             For the             For the
                                               			                          Year Ended          Year Ended          Year Ended
                                               				                      Dec. 31, 2000       Dec. 31, 1999	      Dec. 31, 1998
                                                                      (immediately prior
                                                                         to the Merger)
                                                                        ---------------     ---------------     ---------------
Income
	Mortgage-backed securities income (Note 5)                             $					2,303,702					$    2,318,543      $    2,426,356
	Interest income on temporary cash investments																																			13,705													14,505              42,339
 Equity in income(losses) of Operating Partnerships (Note 6)                   	258,371															- 		            (407,218)
 Other income                                                                   			-																			400               4,750
 Gain on sale of mortgage-backed securities (Note 5)                           		 	-																		-     			         35,101
     	                                                                  ---------------     ---------------     ---------------
                                                                             	2,575,778										2,333,448        	  2,101,328
Expenses
	Operating and administrative expenses (Note 7)		                              	917,181												880,808        	  1,220,213
                                                                        ---------------     ---------------     ---------------
Net income	                                                                  	1,658,597										1,452,640        	    881,115
Other comprehensive income:
 Unrealized gains on securities
   Net unrealized holding gains (losses) arising during the year                			-																		-        			      (7,110)
   Plus: reclassification adjustment for losses included in net income       			 		-																	 -          			   (35,101)
                                                                        ---------------     --------------      --------------
   Change in net unrealized holding gains                                    				 	-																		-          			   (42,211)
                                                                        ---------------     --------------      --------------
Net comprehensive income                                                $					1,658,597					$    1,452,640      $      838,904
                                                                        ===============     ==============      ==============
Net income allocated to:
	General Partner	                                                       $								16,586					$    		 14,526      $        8,811
	BAC Holders		                                                            		 	1,642,011										1,438,114             872,304
                                                                        ---------------     ---------------     ---------------
			                                                                     $					1,658,597					$    1,452,640      $      881,115
                                                                        ===============     ===============     ===============
Net income, basic and diluted, per BAC	                                 $											.41					$          .36      $          .22
                                                                        ===============     ===============     ===============
Weighted average number of BACs outstanding	                               	  4,011,101          4,011,101           4,011,101
                                                                        ===============     ===============     ===============

The accompanying notes are an integral part of the financial statements.

CAPITAL SOURCE II L.P.-A
STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)
FROM DECEMBER 31, 1997 TO DECEMBER 31, 2000


                                                           General             BAC
                                                          Partners            Holders               Total
                                                    ---------------     ---------------     ---------------
Partners' Capital (Deficit) (excluding
 accumulated other comprehensive income)
  Balance at December 31, 1997                      $     (277,329)     $   29,190,171      $   28,912,842
  Net income                                                 8,811             872,304             881,115
  Cash distributions paid or accrued (Note 4)              (26,741)         (2,647,327)         (2,674,068)
                                                    ---------------     ---------------     ---------------
  Balance at December 31, 1998                     	      (295,259)         27,415,148          27,119,889
  Net income																																																14,526											1,438,114											1,452,640
  Cash distributions paid or accrued	(Note 4)														(18,232)									(1,804,995)									(1,823,227)
                                                    ---------------     ---------------     ---------------
		Balance at December 31, 1999																												(298,965)									27,048,267          26,749,302
  Net income																																																16,586											1,642,011											1,658,597
  Cash distributions paid or accrued	(Note 4)														(18,232)									(1,804,995)									(1,823,227)
                                                    ---------------     ---------------     ---------------
		Balance at December 31, 2000																												(300,611)									26,885,283          26,584,672

Accumulated Other Comprehensive Income
 Balance at December 31, 1997                                  422              41,789              42,211
  Other comprehensive income                                  (422)            (41,789)            (42,211)
                                                    ---------------     ---------------     ---------------
 Balance at December 31, 1998, 1999 and 2000							          	 -                  -                   -
                                                    ---------------     ---------------     ---------------
Balance at December 31, 2000, immediately           $     (300,611)     $   26,885,283      $   26,584,672
  prior to the Merger                               ===============     ===============     ===============

The accompanying notes are an integral part of the financial statements.

CAPITAL SOURCE II L.P.-A
STATEMENTS OF CASH FLOWS

                                                                               For the             For the             For the
                                                                            Year Ended          Year Ended	         Year Ended
                                                                         Dec. 31, 2000       Dec. 31, 1999	      Dec. 31, 1998
                                                                      (immediately prior
                                                                         to the Merger)
                                                                        ---------------     ---------------     ---------------
Cash flows from operating activities
 Net income			                                                          $					1,658,597					$    1,452,640  	   $      881,115
  Adjustments to reconcile net income to
    net cash provided by operating activities
   Equity in (earnings) losses of Operating Partnerships                       (258,371)														-                407,218
   Amortization of discount on mortgage-backed securities																							  	(342)														(316)             (1,471)
   Gain on sale of mortgage-backed securities				                                 	-																		-                (35,101)
   Decrease in interest receivable         																																	   	 	1,725														1,506           		 17,584
   (Increase) decrease in other assets																																											(1,210)											100,140              22,950
   Increase (decrease) in accounts payable																																								3,257												(51,847)             19,933
																																																																								---------------     ---------------     ---------------
   Net cash provided by operating activities                                 	1,403,656										1,502,123           1,312,228
                                                                        ---------------     ---------------     ---------------
Cash flows from investing activities
 FHA Loan and GNMA principal payments received                                 	181,415												166,239             271,807
 Disposition of mortgage-backed securities                                       		-																		-              5,046,437
 Proceeds from sale of available-for-sale securities                             		-																	 -                915,012
 Acquisition of GNMA Certificate                                                 		-																	 -             (5,029,094)
 Distributions received from Operating Partnerships  	                          258,371														 -               (407,218)
                                                                        ---------------     ---------------     ---------------
  Net cash provided by investing activities                                    	439,786												166,239             796,944
                                                                        ---------------     ---------------     ---------------
Cash flows from financing activity
 Distributions paid				                                                    		(1,823,227)							 (1,823,227)         (2,917,165)
                                                                        ---------------     ---------------     ---------------
Net increase (decrease) in cash and temporary cash investments		              			20,215											(154,865)           (807,993)
Cash and temporary cash investments at beginning of year  				                 	278,134												432,999           1,240,992
                                                                        ---------------     ---------------     ---------------
Cash and temporary cash investments at end of year  			                 $							298,349					$      278,134      $      432,999
                                                                        ===============     ===============     ===============

The accompanying notes are an integral part of the financial statements.

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. Organization

Capital Source II L.P.-A (the Partnership) was formed on August 22, 1986, under the Delaware Revised Uniform Limited Partnership Act. The General Partners of the Partnership are Insured Mortgage Equities II L.P. and America First Capital Source II, L.L.C. (the General Partners).

The Partnership was formed to invest principally in federally-insured mortgages on multifamily housing properties and limited partnership interests in the Operating Partnerships which construct and operate these properties. Each federally insured loan is guaranteed in amounts equal to the face amount of the mortgage, by the Federal Housing Administration (FHA) or the Government National Mortgage Association (GNMA). Hereinafter, the Partnership's investments in such mortgages are referred to as investments in mortgage-backed securities. The Operating Partnerships are geographically located as follows: (i) two in Michigan; and, (ii) one each in Florida and North Carolina.

CS Properties II, Inc. which is owned by the General Partners, serves as the Special Limited Partner for the Operating Partnerships. The Special Limited Partner has the power, among other things, to remove the general partners of the Operating Partnerships under certain circumstances and to consent to the sale of the Operating Partnerships' assets. CS Properties II, Inc. also serves as a co-general partner of The Ponds at Georgetown.

On December 31, 2000, the Partnership and Capital Source L.P., a similar partnership with general partners that are controlled by the same entity that controls the Partnership's general partners, merged with and into America First Real Estate Investment Partners, L.P.. See Note 2 "Merger Transaction".

2. Merger Transaction

On December 31, 2000, Capital Source L.P. ("Cap Source I") and Capital Source
II L.P.-A, ("Cap Source II", and together with Cap Source I, the
"Partnerships"), merged (the "Merger") with and into America First Real Estate
Investment Partners, L.P., a Delaware limited partnership (the "Company"), with the Company being the surviving entity.  The Merger was approved by a majority in interest of the holders of the beneficial assignment certificates
(the "BACs") representing assigned limited partner interests in each of the
respective Partnerships. 	In connection with the Merger, the outstanding BACs
of Cap Source I were converted into, at the election of the BAC holders made in connection with the solicitation of consents to the Merger, 4,386,143 Units of assigned limited partner interests in the Company (the "Units") and
$3,155,000 in aggregate principal amount of Variable Rate Junior Notes
Callable on or After the Date of Issuance, due January 15, 2008, Series A (the
"Series A Notes").  In connection with the Merger, the BACs of Cap Source II were converted into, at the election of the BAC holders made in connection with the solicitation of consents to the Merger, 2,965,069 Units and $874,000 in aggregate principal amount of Variable Rate Junior Notes Callable on or
After the Date of Issuance, due January 15, 2008, Series B (the "Series B
Notes" and together with the Series A Notes, the "Notes").  Units issued in connection with the Merger were issued in whole numbers only.  For each investor entitled to a fractional unit, the Company made a cash payment to that investor on or around January 16, 2001, equal to $10 multiplied by the fraction.  The Notes were issued in incremental denominations of $1,000.
Notes issued in connection with the Merger were issued in whole numbers only.
For each investor entitled to a fractional Note, the Company made a cash payment to that investor on or around January 16, 2001, equal to $1,000 multiplied by the fraction.

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

For financial accounting purposes Cap Source I was deemed to be the acquirer of Cap Source II under the purchase method of accounting because its investors were allocated the largest number of units. Accordingly, the transaction will result, for financial accounting purposes, in the effective purchase by Cap Source I of all of the BACs of Cap Source II. As the surviving entity for financial accounting purposes, the assets and liabilities of Cap Source I will be recorded by the Company at their historical cost and the assets and liabilities of Cap Source II will be recorded at their estimated fair values.

In connection with the Merger, and in accordance with the Stipulation of Settlement (the "Settlement") dated April 24, 2000, which was approved by the Delaware Court of Chancery on December 19, 2000, the Company made a distribution of approximately $0.75 per Unit on or about January 16, 2001, to holders of record as of December 31, 2000. The Company also made a distribution of approximately $75.01 per Note on or about January 16, 2001, to
Note holders of record as of December 31, 2000.   This distribution to Note
holders constituted a prepayment of principal on the Notes, and reduced the principal amount outstanding on the Notes accordingly. The Company will also make a second cash distribution of approximately $0.62 per Unit, and approximately $62.13 per Note, on or about April 30, 2001, to holders of record on or about March 31, 2001. In accordance with the Settlement, the Company will also attempt to purchase $3,500,000 in Units on the open market at various times during 2001. In the event that less than $3,500,000 in Units are purchased by the Company during 2001, the difference will be distributed in cash to Unit holders after the close of the fiscal year.

As of January 1, 2001, the Company had 7,351,212 Units issued and outstanding. The Units are listed on the NASDAQ National Market under the symbol "AFREZ" and began trading on January 22, 2001.

As a result of the Merger, the Company became the indirect owner, subject to liabilities, of ten apartment complexes (the "Apartment Complexes") located throughout the United States. Nine of the Apartment Complexes are owned by nine different limited partnerships (the "Operating Partnerships"). The Company owns 98.99% of the equity interests in each of these nine Operating Partnerships. The remaining Apartment Complex is owned by an Operating Partnership in which the Company owns 99.99% of the equity interest. In addition, the Company also became the owner of (a) six mortgage-backed securities guaranteed as to principal and interest by GNMA, and collateralized by first mortgage loans on six of the Apartment Complexes insured as to principal and interest by FHA, and (b) three first mortgage loans on three Apartment Complexes insured as to principal and interest by FHA.

The exchange values, which were intended to fairly represent the value of the assets of the Partnerships, used to determine the allocation of Units and Notes among the Partnerships were based on (a) the principal amount of GNMA certificates and the FHA loans as shown in the Partnerships' audited financial statements for the period ended December 31, 1998, (b) the value of the Partnerships' limited partner interests in the Operating Partnerships, and (c) the market value of the Partnerships' remaining net assets as shown in the Partnerships' audited financial statements for the period ended December 31, 1998. The fair market value of the real estate held by the Operating Partnerships, as determined by real estate appraisals dated December 31, 1998, was the value assigned to the real estate for the purpose of determining the exchange values.

America First Capital Source I L.L.C., the Company's general partner (the "General Partner"), was a general partner of Cap Source I and is the successor by merger to Insured Mortgage Equities, Inc., the other Cap Source I general partner, and America First Capital Source II L.L.C., one of the Cap Source II general partners. The General Partner is controlled by the same entity, America First Companies L.L.C. ("America First Companies"), that controlled the general partners of the Partnerships.

Neither America First Companies nor the general partners of the Partnerships were issued any Units or Notes in connection with the Merger. The General Partner will own a 1% general partner interest in the Company.

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

3. Summary of Significant Accounting Policies

 A)Method of Accounting
   The financial statements of the Partnership are prepared on the accrual basis of accounting in accordance with generally accepted accounting principles.

   The preparation of financial statements in conformity with generally
			accepted accounting principles requires management to make estimates and
			assumptions that affect the reported amounts of assets and liabilities and
			disclosure of contingent assets and liabilities at the date of the
			financial statements and the reported amounts of revenues and expenses
			during the reporting period.  Actual results could differ from those
			estimates.

	B)Investment in Mortgage-Backed Securities
			Investment securities are classified as held-to-maturity,
			available-for-sale, or trading.  Investments classified as
		 held-to-maturity are carried at amortized cost.  Investments classified as available-for-sale are reported at fair value, as determined by reference
			to published sources.  Any unrealized gains or losses are excluded from
			earnings and reflected in other comprehensive income.  Subsequent increases
		 and decreases in the net unrealized gain/loss on the available-for-sale
		 securities are reflected as adjustments to the carrying value of the
			portfolio and in other comprehensive income.  The Partnership did not have
			any investment securities classified as trading or available-for-sale at
			December 31, 2000 or 1999.

	C)Investment in Operating Partnerships
   The Partnership's Investment in Operating Partnerships consists of
			interests in limited partnerships which own properties underlying the
			mortgage-backed	securities and are accounted for using the equity method.
			The investments by the Partnership in the Operating Partnership were
			recorded at the cost	to acquire such interests.  Subsequently losses were
			recorded by the Partnership as they were realized by the Operating
			Partnerships.  The	Partnership suspended recognizing losses in the
			Operating Partnerships	when its entire initial investment had been
			consumed by such losses.		Subsequently, losses have been recognized only
		 to the extent of additional contributions, net of distributions received,
			to the Operating Partnerships by the Partnership.  The Operating
			Partnerships are not insured or guaranteed.  The	value of these investments
			is a function of the value of the real estate owned by the Operating
			Partnerships.  With regard to the Operating	Partnerships, the Partnership
		 is not the general partner and it has no legal obligation to provide
			additional cash support nor has it indicated any commitment to provide
		 this support; accordingly, it has not	reduced its investment in these
			Operating Partnerships below zero.

  D)Income Taxes
   No provision has been made for income taxes since BAC Holders are required to report their share of the Partnership's income for federal and state income tax purposes.  The reported amounts of the Partnership's assets and liabilities immediately prior to the Merger exceeded the tax basis by
		 $68,246 at December 31, 2000.  The tax basis of the Partnership's assets
		 and liabilities exceeded the reported amounts by $826,459 at December 31,
		 1999.

 E)Temporary Cash Investments
   Temporary cash investments are short-term debt securities with original maturities of three months or less when purchased.

 F)Net Income per Beneficial Assignment Certificate (BAC)
   Net income per BAC was calculated based on the number of BACs outstanding (4,011,101) during each year presented.

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

 G)New Accounting Pronouncement
			In June, 1998, the Financial Accounting Standards Board issued Statement of
			Financial Accounting Standards No. 133, "Accounting for Derivative
			Instruments and Hedging Activities" (SFAS 133).  This statement provides
			new accounting and reporting standards for the use of derivative
			instruments.  Adoption of this statement, as amended, is required by the
		 Partnership effective January 1, 2000.  Management believes that the impact
		 of such adoption will not be material to the financial statements as
			management believes there are no qualifying instruments under this
			statement.

4. Partnership Income, Expenses and Cash Distributions

Profits and losses from continuing operations and cash available for distribution will be allocated 99% to the investors and 1% to the General Partners. Certain fees payable to the General Partners will not become due until investors have received certain priority returns. Cash distributions included in the financial statements represent the actual cash distributions made during each year and the change in cash distributions accrued at the end of each year.

The General Partners will receive 1% of the net proceeds from any sale of Partnership assets. The General Partners will receive a termination fee equal to 3% of all sales proceeds less actual costs incurred in connection with all sales transactions, payable only after the investors have received a return of their capital contributions and an 11.5% annual return on a cumulative basis. The General Partners will also receive a fee equal to 9.1% of all cash available for distribution and sales proceeds (after deducting from cash available or sales proceeds any termination fee paid therefrom) after investors have received a return of their capital contributions and an 11.5% annual return on a cumulative basis.

5.	Investment in Mortgage-Backed Securities

The mortgage-backed securities held by the Partnership represent Government National Mortgage Association (GNMA) Certificates and a Federal Housing Administration (FHA) loan. The GNMA Certificates are backed by first mortgage loans on multifamily housing properties and pools of single-family properties. The GNMA Certificates are debt securities issued by a private mortgage lender and are guaranteed by GNMA as to the full and timely payment of principal and interest on the underlying loans. The FHA loan is guaranteed as to the full and timely payment of principal and interest on the underlying loan.

At December 31, 2000, the total amortized cost, gross unrealized holding gains and aggregate fair value of held-to-maturity securities were $26,656,567, $39,372 and $26,695,939, respectively. At December 31, 1999, the total amortized cost, gross unrealized holding gains and aggregate fair value of held-to-maturity securities were $26,837,640, $39,713 and $26,877,353, respectively.

During May and August of 1998, the Partnership sold available-for-sale mortgage-backed securities with an amortized cost of $879,911 for $915,012 thereby recognizing a gain of $35,101 on the sales.

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Descriptions of the Partnership's mortgage-backed securities held during the year ended December 31, 2000, are as follows:

																																																																																																																									Income
                                                           	  Number    Interest       Maturity    	 	  Carrying         Earned
                                     Location               of Units    	   Rate      	    Date		         Amount        in 2000
-------------------------------     	-------------------   ----------  ----------   ------------   --------------   -------------
	GNMA Certificates:
	 Crane's Landing                     Winter Park, FL            252      8.75%          12/15/30  $  10,056,561    $    882,509
 	Monticello Apartments               Southfield, MI             106      8.75%          11/15/29      5,228,713         458,990
 	The Ponds at Georgetown             Ann Arbor, MI              134      7.50% 			      12/15/29      4,940,246         375,319
																																																																																																			--------------    ------------
																																																																																																						20,225,520							1,716,818
	FHA Loan:
 	Delta Crossing                      Charlotte, NC              178      9.10%          10/01/30  	   6,431,047     	   586,884
																																																																																																			--------------    ------------
Balance at December 31, 2000                                                                  				 $ 	26,656,567     $ 2,303,702
                                                                                                  	==============    ============

Reconciliation of the carrying amount of the mortgage-backed securities is as follows:

                                                                               For the             For the             For the
                                                                            Year Ended          Year Ended          Year Ended
                                                                         Dec. 31, 2000       Dec. 31, 1999       Dec. 31, 1998
                                                                        ---------------     ---------------     ---------------
Balance at beginning of year                                            $				26,837,640					$   27,003,563      $  	28,213,364
	Additions
		Acquisition of GNMA Certificate                                                 	-																		-              5,029,094
		Amortization of discount on mortgage-backed securities 																								  	342																316               1,471
	Deductions
		FHA Loan and GNMA principal payments received                             			(181,415)										(166,239)           (271,807)
		Disposition of mortgage-backed securities                                      		-																	 -             (5,011,336)
		Proceeds from sale of available-for-sale securities                            		-																	 -               (915,012)
		Change in net unrealized holding gains on
   available-for-sale mortgage-backed securities                                 		-																	 -                (42,211)
                                                                        ---------------     ---------------     ---------------
Balance at end of year                      					                       $			26,656,567						$ 	 26,837,640    	 $ 		27,003,563
                                                                        ===============     ===============     ===============

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


6.	Investment in Operating Partnerships

The Partnership's Operating Partnerships consist of interests in limited partnerships which own multifamily properties financed by the GNMA Certificates and FHA Loan held by the Partnership. The limited partnership agreements provide for the payment of a base return on the equity provided to the limited partnerships and for the payment of additional amounts out of a portion of the net cash flow or net sale or refinancing proceeds of the properties, subject to various priority payments.

Descriptions of the Operating Partnerships held at December 31, 2000 are as follows:

                                                                                                                          2000
                                                                                                                  			Equity in
                                                                                                                   earnings of
                                                                                                       Carrying      Operating
Name                         	Location                 Partnership Name			                               Amount   Partnerships
------------------------      ---------------------    -----------------------------------------    ------------  -------------
	Crane's Landing               Winter Park, FL          Crane's Landing Partner, Ltd.               	$		    -      $  	 223,244
	Delta Crossing                Charlotte, NC            Delta Crossing Limited Partnership            	     -      	       -
	Monticello Apartments         Southfield, MI           Centrum Monticello Limited Partnership              -              -
	The Ponds at Georgetown       Ann Arbor, MI            Ponds at Georgetown Limited Partnership             -            35,127
                                                                                                    ------------   ------------
	Balance at December 31, 2000                                                            					       $      -      $	   258,371
                                                                                                    ============   ============

Reconciliation of the carrying amount of the Operating Partnerships is as follows:

                                                                              For the             For the             For the
                                                                           Year Ended          Year Ended          Year Ended
                                                                        Dec. 31, 2000       Dec. 31, 1999       Dec. 31, 1998
                                                                       ---------------     ---------------     ---------------
Balance at beginning of year                  								                 	$								-										$      -           	$        	-
	Additions
  Investment in Operating Partnerships                                        			-																 -                   407,218
  Equity in earnings of Operating Partnerships																																258,371														-																						-
 Deductions
		Equity in losses of Operating Partnerships                          					   			-																 -                		(407,218)
  Distributions received from Operating Partnerships																									(258,371)													-																						-
	                                                                      ---------------	    ---------------   		----------------
Balance at end of year                   					                         	$								-										$      -         	  $       	 -
                                                                       ===============     ===============   	 ================

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Combined Financial Statements of the Operating Partnerships are as follows:

CAPITAL SOURCE II L.P.
OPERATING PARTNERSHIPS COMBINED BALANCE SHEETS

                                                                                             Dec. 31, 2000       Dec. 31, 1999
                                                                                            ---------------     ---------------
Assets
 Investment in real estate:

		Land																						                                                            	   	$    2,800,750     	$ 		2,800,750
		Buildings																				                                                               	  24,403,750         24,660,289
 	Personal Property																																																																										   	 1,691,369        		1,622,278
                                                                                           	 ---------------     ---------------
																																																																																														   28,895,869        	29,083,317
Less accumulated depreciation															                                                 	   (8,390,157)       	(7,967,609)
                                                                                           	 ---------------     ---------------
 	Net investment in real estate                                                             	    20,505,712         21,115,708

		Cash and temporary cash investments, at cost
			which approximates market value	                                                                 462,041          	 690,902
		Escrow deposits and property reserves                                                             590,512       			  568,743
		Interest and other receivables																																																													        20,513       						22,698
		Deferred mortgage issuance cost, net of
			accumulated amortization																																																																       1,301,387         	1,348,151
  Other assets																																																																																		    259,177          		263,640
                                                                                           	 ---------------     ---------------
																																																																																											 	$   23,139,342     	$		24,009,842
                                                                                           	 ===============   	 ===============

Liabilities and Partners' Capital (Deficit)
	Liabilities
		Accounts payable and accrued expenses                                                     	$   	  424,513 	   	$     441,036
  Mortgage loan payable										                                                           		   26,836,866         27,019,503
		Interest payable																																																																										        114,639       					115,382
		Due to general partners and their affiliates                                                	     719,300            884,181
                                                                                           	 ---------------     ---------------
																																																																																												    	28,095,318       		28,460,102
                                                                                           	 ---------------     ---------------

 Partners' Capital (Deficit)
	 General Partners                                                                               (4,955,976)        (4,450,260)
 	Limited Partners																																																																															      -              				-
                                                                                           	 ---------------     ---------------
																																																																																													    (4,955,976)       	(4,450,260)
                                                                                           	 ---------------     ---------------

                                                                                          	 	$   23,139,342    		$ 	24,009,842
                                                                                           	 ===============   	 ===============

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

CAPITAL SOURCE II L.P.
OPERATING PARTNERSHIPS COMBINED INCOME STATEMENTS
                                                                         Dec. 31, 2000        Dec. 31, 1999      	Dec. 31, 1998
                                                                        ---------------     ---------------     ---------------
Income
 Rental income																																																										$				5,513,078						$ 		 5,362,460    	 $				5,220,888
	Interest on temporary cash investments 																																						  28,090														27,744              19,993
 Other income		                                                                217,486													214,437           		351,218
                                                                        ---------------     ---------------     ---------------
			                                                                     	    5,758,654											5,604,641          	5,592,099
                                                                        ---------------     ---------------     ---------------
Expenses
	Real estate operating expenses																																										    2,872,049											2,700,534         		2,779,741
 Depreciation expense			                                              					    717,887													705,432           	 692,357
	Interest expense											                                                 2,402,147											2,413,266         	 2,493,145
 Amortization																																																													      46,764														46,010         					46,008
                                                                        ---------------     ---------------    	---------------
			                                                                          6,038,847											5,865,242       	   6,011,251
                                                                        ---------------     ---------------    	---------------
Net loss					                                                          	$					(280,193)					$  	  (260,601)   	 $  	  (419,152)
    		                                                                  ===============     ===============     ===============
Net loss allocated to:
 General Partners																																																							$				 (538,564)					$					(260,601)     $    	 (11,934)
	Limited Partners																																																											   258,371 														 -             		(407,218)
																																																																								---------------     ---------------    	---------------
																														                                        	 $					(280,193)					$     (260,601)     $	  	 (419,152)
	                                                                       ===============     ===============     ===============

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Financial Statements
CAPITAL SOURCE II L.P.
OPERATING PARTNERSHIPS COMBINED STATEMENTS OF CASH FLOWS
																																																																															For the														For the													For the
																																																																												Year Ended											Year Ended										Year Ended
                                                                         Dec. 31, 2000        Dec. 31, 1999      	Dec. 31, 1998
                                                                        ---------------     ---------------     ---------------
Cash flows from operating activities
Net loss																																																																$					(280,193)						$    (260,601)      $					(419,152)
		Adjustments to reconcile net loss to net cash
		provided by (used in) operating activities
			Depreciation and amortization																																															764,652													751,442              738,365
			Decrease (increase) in interest and other receivables			                    		2,185														(3,261)            	(11,995)
			Increase in escrow deposits and property reserves 											       	   		 		21,769														37,832	               6,686
			Decrease (increase) in other assets																																						  			4,463													(69,676)           		 13,654
		(Decrease) increase in accounts payable and accrued expenses									      		(16,523)											 133,055          			(542,762)
		(Decrease) increase in interest payable																															    						(743)											(178,840)         				 46,735
			Decrease in due to general partners and their affiliates																			(164,881)												(36,166)             (41,216)
                                                                        ---------------     ---------------     ---------------
  Net cash provided by (used in) operating activities																					    	330,729													373,785          			(209,685)
																																																																								---------------     ---------------     ---------------
Cash flows used in investing activities
			Acquisition of buildings and personal property, net																									(69,091)											(119,055)       	  		(100,104)
																																																																								---------------     ---------------     ---------------
Cash flows from financing activities
 		Principal payments on mortgage loan payable  		                          	 (182,637)											(167,390)          		(141,789)
			Capital contributions																																																	        	-																			-             			 407,218
			Distributions																																																														(225,523)
			Other, net															                                              		  	(82,339)												(28,587)          			184,947
                                                                        ---------------     ---------------    	---------------
  	Net cash (used in) provided by financing activities	                  	   	(490,499)											(195,977)           		450,376
                                                                        ---------------     ---------------    	---------------
Net (decrease) increase in cash and temporary cash investments          	     (228,861)													58,753            		140,587
Cash and temporary cash investments at beginning of year																	     	690,902													632,149           			491,562
                                                                        ---------------     ---------------    	---------------
Cash and temporary cash investments at end of year																						$						462,041							$     690,902       $						632,149
																																																																								===============     ===============     ===============

CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


7. Transactions with Related Parties

The General Partners, certain of their affiliates and the Operating Partnerships' general partners have received or may receive fees, compensation, income, distributions and payments from the Partnership in connection with the offering and the investment, management and sale of the Partnership's assets (other than disclosed elsewhere) as follows.

The General Partners are entitled to receive an asset management and partnership administrative fee equal to 0.5% of invested assets per annum, the first $50,000 of which will be paid each year with the balance payable only during such years that a 6.5% annual return has been paid to investors on a noncumulative basis. An additional fee equal to 0.5% of invested assets per annum will be payable only during those years that an 11.5% annual return has been paid to investors on a noncumulative basis. Any unpaid amounts will accrue and be payable only after an 11.5% annual return to investors has been paid on a cumulative basis and the investors have received the return of their capital contributions. Asset management and partnership administration fees amounted to $50,000 each for the years ended December 31, 2000, 1999 and 1998 respectively.

Substantially all of the Partnership's general and administrative expenses are paid by a General Partner or an affiliate and reimbursed by the Partnership. The amount of such expenses reimbursed to such General Partner for the years ended December 31, 2000, 1999 and 1998 amounted to $1,101,359, $585,181, and
$842,272, respectively. These reimbursed amounts are presented on a cash basis and do not reflect accruals made at each year end which are reflected in the accompanying financial statements.

An affiliate of the General Partners has been retained to provide property management services for The Ponds at Georgetown. The fees for services provided were $43,134, $42,842, and $41,167 for 2000, 1999, and 1998, respectively, and represented the lower of costs incurred in providing management of the property or customary fees for such services determined on a competitive basis.

8. Fair Value of Financial Instruments

The following methods and assumptions were used by the Partnership in estimating the fair value of its financial instruments:

		Cash and temporary cash investments, interest receivable, other assets,
		accounts payable, distribution payable:  Fair value approximates the carrying
		value of such assets and liabilities.

  Investment in FHA Loan and GNMA Certificates:  Fair values are based on
	 prices obtained from an independent pricing source, adjusted for estimated
		prepayments.  Refer to the table below for carrying amounts and estimated
		fair values of such instruments.

								                                               At December 31, 2000                    At December 31, 1999
                                                -----------------------------------     -----------------------------------
                                                      Carrying           Estimated            Carrying           Estimated
                                                        Amount          Fair Value              Amount          Fair Value
                                                ---------------     ---------------     ---------------     ---------------
Investment in FHA Loan                          $    6,431,047      $  	 6,431,047      $    6,470,165      $  		6,470,165
Investment in GNMA Certificates                 $   20,225,520      $ 	 20,264,892      $   20,367,475 					$			20,407,188


CAPITAL SOURCE II L.P.-A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

9.	Summary of Unaudited Quarterly Results of Operations

                                              									  First		            Second		             Third		            Fourth
From January 1, 2000, to December 31, 2000		           Quarter		           Quarter		           Quarter		           Quarter
														                                  ---------------     ---------------     ---------------     ---------------
Total income						                              $      615,743 (1)  $      803,812 (1)  $     	579,295 	    $      576,928
Total expenses							                                 (167,059)(2)        (309,512)(3)		      (314,040)(3)								(126,570)(2)(4)
														                                  ---------------     ---------------     ---------------     ---------------
Net income						                                $      448,684 	    $      494,300 	    $     	265,255      $      450,358
														                                  ===============     ===============     ===============     ===============
Net income, basic and diluted, per BAC	         $          .11 	    $          .12 	    $          .07    	 $          .11
														                                  ===============     ===============     ===============     ===============

(1) The Partnership recorded equity in earnings of Operating Partnerships
				of $35,127 and $223,244 during the first and second quarters of 2000,
				respectively.

(2) The Partnership incurred legal fees of approximately $20,000, $67,000,
				$41,000 and $118,000 during the first, second, third and fourth quarters
				of 2000, respectively in conjunction with the litigation related to the
				Settlement Agreement referenced in Note 2.

(3) The Partnership incurred expenses of approximately $99,000 and $147,000
				during the second and third quarters of 2000, respectively, in conjunction
				with a proposed merger transaction (see Note 2).

(4) During the fourth quarter of 2000, the Partnership recorded as a reduction
				of expenses, approximately $171,000 in legal expenses reimbursable by the
				Partnership's insurance company.

               									                                 First		            Second		             Third		            Fourth
From January 1, 1999, to December 31, 1999		           Quarter		           Quarter		           Quarter		           Quarter
														                                  ---------------     ---------------     ---------------     ---------------
Total income						                              $      585,508 	    $      583,429      $     	582,736 	    $      581,775
Total expenses							                                 (133,446)		         (183,429)		         (224,203)(1)								(339,730)(1)
														                                  ---------------     ---------------     ---------------     ---------------
Net income						                                $      452,062 	    $      400,000 	    $     	358,533      $      242,045
														                                  ===============     ===============     ===============     ===============
Net income, basic and diluted, per BAC	         $          .11 	    $          .10 	    $          .09    	 $          .06
														                                  ===============     ===============     ===============     ===============

(1) The Partnership incurred expenses of approximately $187,000 and $101,000
				during the third and fourth quarters of 1999, respectively in conjunction
				with a proposed merger under consideration during such periods.

																																Exhibit 99.03

																							Pro Forma Financial Information

AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma statements of operations and cash flows for the year ended December 31, 2000 have been prepared to reflect the transaction and related adjustments and assumptions described in the accompanying notes as if the transaction occurred on January 1, 2000. The pro forma balance sheet has been prepared assuming the transaction occurred on December 31, 2000. The pro forma financial information is based on the historical financial statements of Cap Source I and Cap Source II and should be read in conjunction with the financial statements and notes included as exhibits herein. In the opinion of management, all adjustments necessary to reflect the effects of the transaction have been made.

Since the transaction will be accounted for using the purchase method of accounting, the pro forma financial statements have been prepared using this method. Under the purchase method, Cap Source I was deemed to be the acquirer of Cap Source II because Cap Source I investors were allocated the largest number of units of the Registrant. As the surviving entity, Cap Source I's assets and liabilities will be recorded by the Registrant at their historical cost, and the assets and liabilities of Cap Source II will be recorded at their estimated fair market values.

The pro forma financial statements are based upon available information and upon assumptions, as stated in the notes to the pro forma financial statements, that the General Partner believes are reasonable in the circumstances. The pro forma information is unaudited and is not necessarily indicative of the results which actually would have occurred if the transaction had been completed on this date or at the beginning of the period, nor does it purport to represent the financial position or results of operations for future periods.

AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
PRO FORMA BALANCE SHEET

December 31, 2000
(Unaudited)

																																																					AFREIP							Cap Source I			Cap Source II							Pro Forma								Pro Forma
																																																		(Historical)				(Historical)				(Historical)					Adjustments									Combined
																																																		------------   	------------   -------------		--------------					------------
Assets
	Cash and temporary cash investments, at cost
	  which approximates market value 	 													$					1,000 				$	 8,244,212 	 $					298,349		$				(117,486) (A)	$		2,325,127
				   	 																																																																																										(6,100,948)	(B)
	Investment in FHA Loans		 																														-										12,243,244 	 				6,431,047 	 								-   		(C)	 	18,674,291
	Investment in GNMA Certificates		 																						-										22,813,434 	 			20,225,520 	 						39,372 	(C)		 43,078,326
	Investment in Operating Partnerships		 																	-																-   	 										-   	 				3,809,948 	(C)			 3,809,948
	Interest receivable		 																																		-													306,353 	 						192,209 	 								-   		 								498,562
	Other assets		 																																									-													950,085 	 							40,274 	 				(889,278)	(D)	 				101,081
	Goodwill 				 																																										-																-															-											889,278 	(D)	 				889,278
																																																		------------   	------------   -------------				------------					------------
																																																	 $					1,000 	 		$ 44,557,328 		$		27,187,399 	$		(2,369,114)		 		$	69,376,613
					   																																										============				============			=============				============					============

Liabilities and Partners' Capital (Deficit)
	Liabilities
	  Accounts payable 		 																											$						-								$				360,803 	 $					298,856 	$								-   		 			$				659,659
	  Distributions payable 		 																													-													860,597 	 						303,871 	 								-   		 						1,164,468
	  Long-term borrowings				 																													-																-															-									8,899,052 	(B)			 8,899,052
	  Notes payable				 																																				-																-															-									4,029,000 	(E)	 		3,476,423
					 																																																																																															(552,577)	(B)
																																																		------------   	------------   -------------				------------					------------
																																																									-										 1,221,400 	 						602,727 	 		12,375,475 		 				14,199,602
																																																		------------   	------------   -------------				------------					------------

	Partners' Capital (Deficit)
	  General Partners	 																																						10 	 						(182,300)	 					(300,611)	   	 																	 (482,901)

	  Limited Partners 	 																																				990 	 				43,518,228 	 			26,885,283 	 			3,849,320 	(C)	 	55,659,912
					 																																																																																													(4,029,000)	(E)	 							-
																																																																																																	 (10,097,423)	(B)	 							-
																																																																																																		 (3,500,000)	(B)									-
																																																																																																				 (117,486)	(A)									-
																																																																																																				 (850,000)	(B)								 -
																																																		------------   	------------   -------------				------------					------------
																																																							 1,000 	 				43,335,928 	 			26,584,672 	 	(14,744,589)		 				55,177,011
																																																		------------   	------------   -------------				------------					------------
		 																																															$					1,000 	 		$	44,557,328 	 $		27,187,399 	$		(2,369,114)		 		$	69,376,613
					   																																										============				============			=============				============					============

See accompanying Notes to Pro Forma Financial Statements

AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
PRO FORMA STATEMENT OF INCOME

For the Year Ended December 31, 2000
(Unaudited)

																																																					AFREIP							Cap Source I			Cap Source II							Pro Forma								Pro Forma
																																																		(Historical)				(Historical)				(Historical)					Adjustments									Combined
																																																		------------   	------------   -------------		--------------					------------
Income
	Mortgage-backed securities income	 														$							-   	 		$		3,182,513 	 $			2,303,702  $								- 	   	 		$		5,486,215
	Interest income on temporary cash investments 		 								-												497,847 	 							13,705 	 								-   		 								511,552
	Equity in earnings (losses) of Operating Partnerships		 	-												170,146 							 258,371 	 				(535,040)	(F)					(106,523)
																																																		------------   	------------   -------------			-------------					------------
	    Total Income	 																																							-   	 					3,850,506 						2,575,778 	 				(535,040)							 5,891,244
																																																		------------   	------------   -------------			-------------					------------

Expenses
	Operating and administrative	 																							    -      						662,282 	 						917,181 	 					100,000 	(G)	 		1,715,034
																																																																																																						 35,571 	(H)
																																																																																																					 306,204 	(I)	   		850,826
	Interest expense				 																																 			-															-															-											544,622 	(E)(J)
																																																		------------   	------------   -------------			-------------					------------
		 																																																			    -    	 						662,282 	 						917,181 	 					986,397 		 					2,565,860
																																																		------------   	------------   -------------			-------------					------------
Net income	(loss)																																	$		     -     		$		3,188,224 	 $			1,658,597 	$		(1,521,437)		 		$		3,325,384
					   																																										============				============			=============			=============					============

Net income (loss) per unit																							 $					  -   	 		$							0.94 	 $								0.41 																				$							0.45
							 																																										============				============			=============																					============
Weighted average number of units
 outstanding during the period		 																			      -   	 					3,374,222 	 				4,011,101 			 																			7,351,212
							 																																										============				============			=============																					============



See accompanying Notes to Pro Forma Financial Statements


AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
PRO FORMA STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2000
(Unaudited)

																																																					AFREIP							Cap Source I			Cap Source II							Pro Forma								Pro Forma
																																																		(Historical)				(Historical)				(Historical)					Adjustments									Combined
																																																		------------   	------------   -------------		--------------					------------
Cash flows from operating activities:
	Net income (loss)	 																														$		    -      		$		3,188,224 	 $		1,658,597 	 $		(1,521,437)		 		$		3,325,384
	Adjustments to reconcile net income (loss) to
	   net cash provided by operating activities:
	Equity in (earnings) losses of Operating Partnerships			-												(170,146)						(258,371)								535,040 										106,523
	Amortization																																												-																-        						-        					35,571 											35,571
	Amortization of discount on mortgage-backed securities		-														(1,738)										(342)											-        							(2,080)
	Payment of legal fees pursuant to the Settlement 							-																-        						-       		 	(850,000)									(850,000)
	Decrease (increase) in interest receivable														-														(1,610)									1,725 											-        										115
	Increase in other assets																																-													(55,916)								(1,210)											-        						(57,126)
	Increase (decrease) in accounts payable														   -    									(60,057)									3,257 											-        						(56,800)
	Other non-cash adjustments																														-																-        						-        			 950,826 										950,826
																																																		------------   	------------   -------------		--------------					------------
	   Net cash provided by (used in)
				operating activities																																	-        			2,898,757 					1,403,656 							(850,000)								3,452,413
																																																		------------   	------------   -------------		--------------					------------


Cash flows from investing activities
	FHA Loan and GNMA Certificate principal
		payments received																																						-													395,003 							181,415 											-        						576,418
	Deferred transaction costs paid																									-												(436,303)										-        							-       			 		(436,303)
	Distributions received from Operating Partnerships						-													170,146 							258,371 											-        						428,517
	Investment in Operating Partnerships																				-																-        						-        							-        									-
	Purchase of units																																							-																-        						-        	(3,500,000)							(3,500,000)
																																																		------------   	------------   -------------		--------------					------------
	   Net cash provided by (used in)
				investing activities																																	-        					128,846 							439,786 					(3,500,000)							(2,931,368)
																																																		------------   	------------   -------------		--------------					------------

Cash flow used in financing activities
	Scheduled distributions																																	-										(3,442,388)				(1,823,227)											-        			(5,265,615)
	Distributions pursuant to the Settlement																-																-        						-       	(10,097,423)	 				(10,097,423)
	Proceeds from long-term borrowings																						-																-       					 	-        		8,899,052 								8,899,052
	Principal payments on notes pursuant to the Settlement 	-																-														-											(552,577)									(552,577)
	Payoff of fractional units and notes																				-																-														-											(117,486)									(117,486)
																																																		------------   	------------   -------------		--------------					------------
	   Net cash used in financing activities																-       			(3,442,388)				(1,823,227)					(1,868,434)							(7,134,049)
																																																		------------   	------------   -------------		--------------					------------
	   Net decrease in cash and temporary cash investments		-       					(414,785)								20,215 					(6,218,434)							(6,613,004)
Cash and temporary cash investments
	at beginning of period																																	1,000 							8,658,997 							278,134 											-        				8,938,131
																																																		------------   	------------   -------------		--------------					------------
Cash and temporary cash investments
 at end of period		 																														$					1,000  			$		8,244,212 	 $				298,349 	 $		(6,218,434)	   	$		2,325,127
							 																																										============				============			=============				============					============

See accompanying Notes to Pro Forma Financial Statements

AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
NOTES TO PRO FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2000

(A)	Represents the payoff of fractional notes and units per the terms of the
				Merger.

(B)	To record the payment of distributions to unit holders and note
				holders, legal fees to the plaintiffs' attorneys and the financing thereof
				pursuant to the Settlement.

			The following assumptions were made for purposes of the pro forma financial
			statements:

			(i)  		the two payments of distributions to unit holders and note holders,
										the acquisition of units and the payment of legal fees pursuant to
										the Settlement will be made on	the date of the Merger

  	(ii) 		AFREIP will acquire its units pursuant to a repurchase
										program	rather than distribute such funds to unit holders and
										note holders

			(iii)	 total distributions to unit holders and note holders,
										the	cash	needed to acquired units and total legal fees payable
										by AFREIP will be as	follows:

	         Distributions to Unit Holders and Note Holders
										----------------------------------------------
	         First post closing distribution to unit holders and note holders	 				$		6,000,000
	         Second post closing distribution to unit holders and notes holders	 					5,000,000
	         Less: Legal fees to be paid out of amounts distributable
																to unitholders	and noteholders.																																				 (350,000)
																																																																																-------------
																																																																															 $	10,650,000 	($1.37 per unit or $137.15 per note)
																																																																																=============

	         Unit Repurchase Progam	 																																														$		3,500,000

	         Legal Fees to Plaintiffs' Attorneys
										-----------------------------------
	         Payable out of amounts distributable to unitholders and noteholders			$				350,000
	         Amount payable from AFREIP	         																																							500,000
																																																																																-------------
																																																																															 $				850,000
																																																																																=============

 	  (iv)  AFREIP will finance the payments of distributions,	the unit
										repurchase program and legal fees with cash of $6,100,948 and
										long-term borrowings of $8,899,052.  The long-term borrowings will
          be collateralized by certain of the	AFREIP's mortgage-backed
          securities.  AFREIP anticipates that the borrowings will bear interest based on the 10-year treasury plus 100 to 200 basis points.
          The 10-year treasury rate was 5.12% at December 31, 2000.


The $850,000 in legal fees have not been reflected in the pro forma income
statement as such costs are non-recurring. 	Interest expense on borrowings
utilized to pay the legal fees and distributions to unit holders has been
reflected in the pro forma	income statement as AFREIP anticipates that the
related borrowings will be outstanding for greater than 12 months after the transaction is completed. Accordingly, AFREIP will incur interest expense on
such borrowings beyond the first 12 months after the	transaction is
completed.  (See Note J).

AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
NOTES TO PRO FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2000

(C)	The historical balance sheet of Cap Source II has been adjusted to reflect the impact of applying the purchase method of accounting to this transaction. The net assets of Cap Source II are being adjusted to their estimated fair value. The fair value is based on: (i) the amount the Partnership would receive under the terms of the Operating Partnerships'
limited partnership	agreements if the underlying properties were sold
for an amount equal to net realizable value (which is based on the appraised
value	of the properties underlying the Operating Partnerships); (ii) the market value of the GNMA Certificates and FHA Loan based on market
prices;	(iii) any undistributed cash and other assets; less (iv)  any outstanding liabilities owed by the Partnership.

The application of purchase accounting results in the following adjustments:
(i) the investment in the FHA Loan and GNMA Certificates and the	investment in
Operating Partnerships has been adjusted to fair value as described above;	and
(ii) the net effect of such change to the assets and liabilities has been applied to the partners' capital account.

(D)	Represents the reclassification of transaction costs from other assets to goodwill.

(E)	Represents the issuance of notes by AFREIP to investors electing to receive
notes.  The issuance of the notes results	in an increase in notes payable and
a reduction of partners' capital.  The notes mature on January 15, 2008 and
bear interest at 120% of the	applicable federal rate for debt instruments with
a term of not over three years (assumed to be 7.60% which is the average rate for 2000).

(F)	Represents the adjustment to Cap Source II's share of the equity in income
(losses) of Operating Partnerships as a result of applying the purchase method of accounting and recording the Cap Source II Operating Partnerships at their estimated fair value (which is greater than zero).

(G)	Represents the Administrative Fee payable to the General Partner pursuant to the terms of the Partnership Agreement.  The Administrative Fee is .50% per
annum of the sum of (i) the fair market value on the Merger Date of the
Original Assets that are then still owned by the Partnership,	plus (ii) the
purchase price paid by the Partnership for New Assets that are then held by the Partnership.  The first $100,000 of the Administrative Fee shall be paid each year, with the balance payable only during years that funds from
operations (net income plus depreciation expense per the	Partnership's audited
financial statements) calculated before administrative fees, exceeds 7% of the
limited partners average capital	(per the Partnership's financial statements
computed quarterly) for that year.  Such Administrative Fee will be paid on a monthly basis.

(H)	Represents the amortization of $889,278 of goodwill using the straight line method over a period of 25 years.

(I)	Represents interest on the notes at an assumed rate of 7.60% (the average rate for 2000).

(J)	Represents interest on the long-term borrowings at an assumed rate of
6.12%.